Exhibit 99.1

BANKFINANCIAL CORPORATION

Third QUARTER 2024

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected unaudited quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2024			2023
	IIIQ	IIQ	IQ	IVQ	IIIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.56%	0.58%	0.46%	0.56%	0.63%
Return on equity (ratio of net income to average equity) (1)	5.03	5.44	4.38	5.37	6.16
Net interest rate spread (1)	2.90	3.11	3.07	3.01	3.16
Net interest margin (TEB) (1) (2)	3.47	3.67	3.59	3.48	3.57
Efficiency ratio (3)	76.73	80.39	84.11	77.39	76.02
Noninterest expense to average total assets (1)	2.82	3.03	3.17	2.92	2.86
Average interest–earning assets to average interest–bearing liabilities	133.26	134.44	135.89	136.25	136.78
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	198	206	217	205	200

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$19,412	$19,505	$18,533	$19,781	$19,691
Interest-bearing deposits in other financial institutions	118,866	132,273	113,907	158,703	151,870
Interest-bearing time deposits in other financial institutions	22,005	34,913	30,748	29,513	2,725
Securities, at fair value	264,905	222,906	239,549	153,203	155,700
Loans receivable, net	923,939	987,745	1,007,980	1,050,761	1,105,604
Foreclosed assets, net	1,966	1,898	2,332	2,777	902
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	—	—	—	523	540
Premises and equipment, net	22,674	22,765	22,614	22,950	22,914
Bank-owned life insurance	18,277	18,291	18,382	18,469	18,556
Deferred taxes	3,590	4,019	4,159	4,512	4,979
Other assets	14,536	25,885	14,364	18,702	14,483
Total assets	$1,417,660	$1,477,690	$1,480,058	$1,487,384	$1,505,454

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,199,412	$1,252,273	$1,259,286	$1,261,623	$1,275,828
Borrowings	20,000	25,000	25,000	25,000	25,000
Subordinated notes, net of unamortized issuance costs	18,726	18,715	18,705	19,678	19,667
Other liabilities	20,414	24,224	21,036	25,700	31,204
Total liabilities	1,258,552	1,320,212	1,324,027	1,332,001	1,351,699
Stockholders’ equity	159,108	157,478	156,031	155,383	153,755
Total liabilities and stockholders’ equity	$1,417,660	$1,477,690	$1,480,058	$1,487,384	$1,505,454

(1)	Annualized
(2)	Calculated on a tax equivalent basis (“TEB”) assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.
(3)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024			2023
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,886	$17,655	$17,345	$16,923	$16,894
Total interest expense	5,225	5,079	4,818	4,491	3,940
Net interest income	11,661	12,576	12,527	12,432	12,954
Provision for (recovery of) credit losses	485	(122)	12	317	136
Net interest income after provision for (recovery of) credit losses	11,176	12,698	12,515	12,115	12,818
Noninterest income	1,482	1,276	1,461	1,625	1,240
Noninterest expense	10,084	11,135	11,766	10,879	10,790
Income before income tax	2,574	2,839	2,210	2,861	3,268
Income tax expense	581	705	500	782	899
Net income	$1,993	$2,134	$1,710	$2,079	$2,369
Basic and diluted earnings per common share	$0.16	$0.17	$0.14	$0.17	$0.19

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$915	$834	$809	$836	$836
Loan servicing fees	97	97	156	164	98
Trust insurance commissions and annuities income	405	349	450	347	290
Loss on sale of premises and equipment	(20)	(9)	(75)	—	—
Valuation adjustment on bank premises held-for-sale	—	—	—	(17)	—
Loss on bank-owned life insurance	(14)	(91)	(87)	(87)	(88)
Gain on repurchase of Subordinated notes	—	—	107	—	—
Other	99	96	101	382	104
Total noninterest income	$1,482	$1,276	$1,461	$1,625	$1,240

Noninterest Expense
Compensation and benefits	$5,441	$5,943	$6,052	$5,679	$5,369
Office occupancy and equipment	1,532	1,861	2,241	1,937	2,046
Advertising and public relations	117	112	90	139	171
Information technology	971	1,049	1,002	974	944
Professional fees	299	382	454	292	366
Supplies, telephone, and postage	281	292	286	289	311
FDIC insurance premiums	156	144	161	207	222
Other	1,287	1,352	1,480	1,362	1,361
Total noninterest expense	$10,084	$11,135	$11,766	$10,879	$10,790

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024			2023
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS
One–to–four family residential real estate	$15,634	$17,707	$18,247	$18,945	$19,233
Multi-family residential real estate	524,340	527,542	526,087	527,460	528,251
Nonresidential real estate	109,799	109,635	110,319	118,016	117,641
Commercial loans and leases	280,218	339,216	360,328	393,321	447,687
Consumer	1,847	1,787	1,248	1,364	1,351
	931,838	995,887	1,016,229	1,059,106	1,114,163
Allowance for credit losses	(7,899)	(8,142)	(8,249)	(8,345)	(8,559)
Loans, net	$923,939	$987,745	$1,007,980	$1,050,761	$1,105,604

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$149	$268	$173	$758	$137
Multi-family residential real estate	4,837	14,177	5,561	6,226	5,902
Nonresidential real estate	2,658	34	—	3,183	834
Commercial loans	149,449	171,430	158,172	145,930	172,081
Equipment finance	8,068	6,207	3,427	8,141	14,442
Consumer	722	1,184	471	617	514
	$165,883	$193,300	$167,804	$164,855	$193,910
Weighted average interest rate	8.26%	8.76%	9.04%	9.09%	9.11%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$2,280	$823	$852	$1,049	$1,409
Multi-family residential real estate	8,094	12,387	6,931	7,336	19,784
Nonresidential real estate	2,619	711	7,684	3,278	3,253
Commercial loans	171,276	165,347	161,429	148,964	176,493
Equipment finance	44,315	33,140	34,669	55,433	56,844
Consumer	722	682	612	565	529
	$229,307	$213,090	$212,177	$216,625	$258,312
Weighted average interest rate	7.69%	8.16%	8.25%	7.85%	7.86%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024			2023
	IIIQ	IIQ	IQ	IVQ	IIIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$34	$39	$34	$37	$40
Multi–family residential real estate	1,458	—	—	—	—
Nonresidential real estate	393	380	—	—	—
Equipment finance	20,446	20,395	20,475	21,294	23,468
	22,331	20,814	20,509	21,331	23,508

Loans past due over 90 days still accruing	—	—	—	1,007	6,245

Foreclosed assets, net
Other real estate owned	—	—	—	405	468
Other foreclosed assets	1,966	1,898	2,332	2,372	434
	1,966	1,898	2,332	2,777	902

Nonperforming assets	$24,297	$22,712	$22,841	$25,115	$30,655

Asset Quality Ratios
Nonperforming assets to total assets	1.71%	1.54%	1.54%	1.69%	2.04%
Nonperforming loans to total loans (1)	2.40	2.09	2.02	2.11	2.67
Nonperforming commercial-related loans to total commercial-related loans (2)	2.44	2.13	2.05	2.15	2.72
Nonperforming residential and consumer loans to total residential and consumer loans	0.19	0.20	0.17	0.18	0.19
Allowance for credit losses to nonperforming loans	35.37	39.12	40.22	37.36	28.77

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$616,985	$621,628	$620,694	$624,575	$624,469
% FFIEC total capital	361.51%	359.51%	364.28%	370.83%	363.55%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$253,491	$269,868	$297,958	$315,179	$248,128
% FFIEC total capital	148.53%	156.07%	174.87%	187.13%	144.45%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024			2023
	IIIQ	IIQ	IQ	IVQ	IIIQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$164	$167	$204	$272	$282
Multi–family residential real estate	686	1,421	—	—	—
Nonresidential real estate	449	457	465	—	—
Commercial loans and leases	4,700	3,154	3,606	4,056	5,685
Consumer	3	3	5	3	3
	$6,002	$5,202	$4,280	$4,331	$5,970

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$8,142	$8,249	$8,345	$8,559	$9,226
Charge–offs:
One-to-four family residential real estate	—	—	—	(1)	—
Commercial loans and leases	(731)	(10)	(158)	(570)	(889)
Consumer	(12)	(12)	(13)	(9)	(14)
	(743)	(22)	(171)	(580)	(903)
Recoveries:
One-to-four family residential real estate	22	2	3	1	32
Multi-family residential real estate	6	4	6	5	4
Commercial loans and leases	—	7	5	50	20
	28	13	14	56	56

Net charge–offs	(715)	(9)	(157)	(524)	(847)
Provision for (recovery of) credit losses - loans	472	(98)	61	310	180
Ending balance	$7,899	$8,142	$8,249	$8,345	$8,559

Allowance for credit losses to total loans	0.85%	0.82%	0.81%	0.79%	0.77%
Net charge–offs ratio (1)	(0.30)	—	(0.06)	(0.19)	(0.30)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024			2023
	IIIQ	IIQ	IQ	IVQ	IIIQ
DEPOSITS
Noninterest–bearing demand	$226,882	$262,585	$256,698	$260,851	$258,318
Interest–bearing NOW accounts	276,551	287,668	297,010	306,548	326,874
Money market accounts	306,679	311,276	309,695	297,074	291,154
Savings deposits	160,815	167,250	171,521	174,759	178,318
Certificates of deposit - retail	228,485	223,494	224,362	222,391	220,915
Certificates of deposit - wholesale	—	—	—	—	249
	$1,199,412	$1,252,273	$1,259,286	$1,261,623	$1,275,828

SELECTED AVERAGE BALANCES
Total average assets	$1,430,931	$1,470,076	$1,484,332	$1,492,759	$1,511,422
Total average interest–earning assets	1,359,833	1,399,280	1,415,175	1,425,504	1,444,259
Average loans	964,827	1,010,123	1,031,256	1,088,172	1,141,788
Average securities	252,735	242,591	186,339	161,772	167,046
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	134,781	139,076	190,090	168,070	127,935
Total average interest–bearing liabilities	1,020,434	1,040,842	1,041,381	1,046,249	1,055,874
Average interest–bearing deposits	977,529	997,132	996,741	1,001,576	1,011,212
Average borrowings and Subordinated notes	42,905	43,710	44,640	44,673	44,662
Average stockholders’ equity	158,540	156,785	156,115	154,927	153,796

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.94%	5.07%	4.93%	4.71%	4.64%
Average loans	5.07	5.32	5.21	4.99	4.96
Average securities (TEB) (2)	4.45	4.09	2.96	2.12	1.95
Average other interest–earning assets	5.46	5.51	5.51	5.48	5.40
Total average interest–bearing liabilities	2.04	1.96	1.86	1.70	1.48
Average interest–bearing deposits	1.94	1.87	1.75	1.59	1.36
Average cost of total deposits	1.57	1.49	1.39	1.26	1.07
Average cost of retail and commercial deposits	1.94	1.87	1.75	1.59	1.36
Average cost of wholesale deposits, borrowings and Subordinated notes	4.18	4.19	4.34	4.18	4.18
Average cost of funds	1.66	1.58	1.49	1.36	1.18
Net interest rate spread	2.90	3.11	3.07	3.01	3.16
Net interest margin (TEB) (2)	3.47	3.67	3.59	3.48	3.57

(1)	Annualized
(2)	Calculated on a tax equivalent basis assuming a federal income tax rate of 21% and an average state income tax rate of 9.5%.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2024			2023
	IIIQ	IIQ	IQ	IVQ	IIIQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	11.22%	10.66%	10.54%	10.45%	10.21%
Risk–based total capital ratio	21.56	20.52	20.73	20.70	19.13
Common Tier 1 (CET1)	18.53	17.60	17.75	17.66	16.30
Risk–based tier 1 capital ratio	18.53	17.60	17.75	17.66	16.30
Tier 1 leverage ratio	11.11	10.75	10.59	10.54	10.38
Tier 1 capital	$158,778	$157,984	$157,062	$157,246	$156,780
BankFinancial, NA (2)
Risk–based total capital ratio	19.96%	19.31%	19.30%	18.96%	17.90%
Common Tier 1 (CET1)	19.11	18.46	18.43	18.13	17.10
Risk–based tier 1 capital ratio	19.11	18.46	18.43	18.13	17.10
Tier 1 leverage ratio	11.48	11.32	11.03	10.85	10.93
Tier 1 capital	$163,355	$165,368	$162,715	$161,037	$164,172

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$12.18	$10.29	$10.50	$10.26	$8.62
High	12.56	10.70	11.12	10.76	9.11
Low	10.01	9.60	9.65	8.31	7.98
Common shares outstanding	12,460,678	12,460,678	12,460,678	12,475,881	12,547,390
Book value per share	$12.77	$12.64	$12.52	$12.45	$12.25
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	62.52%	58.39%	72.94%	60.33%	53.16%
Stock repurchases	$—	$—	$156	$676	$471
Stock repurchases – shares	—	—	15,203	71,509	53,088

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,993	$2,134	$1,710	$2,079	$2,369
Weighted average basic and dilutive common shares outstanding	12,460,678	12,460,678	12,468,052	12,526,673	12,578,494
Basic and diluted earnings per common share	$0.16	$0.17	$0.14	$0.17	$0.19

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in 2020. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.